Exhibit 10.01

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of this 29th day of March, 2005, among Caraustar Industries, Inc., a North Carolina corporation (“Caraustar”), and each Subsidiary of Caraustar listed on the signature pages hereto as a “Borrower” (Caraustar and each such Subsidiary, individually, a “Borrower”, and, collectively, “Borrowers”), and each Subsidiary of Caraustar listed on the signature pages hereto as a “Guarantor” (each such Subsidiary, individually, a “Guarantor”, and, collectively, “Guarantors”; Borrowers and Guarantors, collectively, “Obligors”), the Lenders party to this Amendment (the “Lenders”), and Bank of America, N.A., as Agent for the Lenders (the “Agent”).

W I T N E S S E T H:

WHEREAS, Borrowers, Guarantors, the Lenders and the Agent entered into that certain Credit Agreement, dated as of June 24, 2003, pursuant to which the Lenders agreed to make certain loans to Borrowers (as amended, modified, supplemented and restated from time to time, the “Credit Agreement”); and

WHEREAS, Borrowers, Guarantors, the Lenders and the Agent desire to enter into this Amendment for the purpose of amending the Credit Agreement in certain respects.

NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. All capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Credit Agreement.

2. The Credit Agreement is amended (effective as of March 1, 2005) by deleting the first sentence of Section 2.5 and replacing it with the following;

On the first day of each month, and on the Termination Date, the Borrowers agree to pay to the Agent, for the account of the Lenders, in accordance with their respective Pro Rata Shares, an unused line fee (the “Unused Line Fee”) equal to three-eighths of one percent (0.375%) per annum times the amount by which the Maximum Revolver Amount exceeded the sum of the average daily outstanding amount of Revolving Loans and the average daily undrawn face amount of outstanding Letters of Credit, during the immediately preceding month or shorter period if calculated for the first month hereafter or on the Termination Date.

3. The Credit Agreement is amended by deleting the reference to “$5,000,000” contained in clause (e) of Section 7.9 and replacing it with “$15,000,000”.

4. The Credit Agreement is amended (effective as of March 1, 2005) by deleting the definition of “Applicable Margin” in Annex A and replacing it with the following:

“Applicable Margin” means, through the first adjustment date, (i) minus 0.25% with respect to Base Rate Loans and all other Obligations (other than LIBOR Rate Loans), and (ii) 1.50% with respect to LIBOR Rate Loans. The Applicable Margin will be adjusted quarterly as follows:

(a) If (i) Available Cash as of the last day of a fiscal quarter of the Borrowers exceeds the Aggregate Revolver Outstandings as of the last day of such fiscal quarter, and (ii) the average Available Cash as of the last day of each fiscal month ended during such fiscal quarter exceeds the Aggregate Revolver Outstandings as of the last day of such fiscal quarter, then the Applicable Margin shall be set at (A) minus 0.25% with respect to Base Rate Loans and all other Obligations (other than LIBOR Rate Loans), and (B) 1.50% with respect to LIBOR Rate Loans.

(b) If the requirements set forth in clause (a) above are not met for a fiscal quarter, then the Applicable Margin shall be determined by reference to Availability as follows:

(i) if (A) average daily Availability during a fiscal quarter is equal to or greater than $30,000,000, and (B) Availability as of the last day of such fiscal quarter is equal to or greater than $30,000,000, then the Applicable Margin shall be set at (A) 0.0% with respect to Base Rate Loans and all other Obligations (other than LIBOR Rate Loans), and (B) 1.75% with respect to LIBOR Rate Loans; and

(ii) if (A) average daily Availability during a fiscal quarter is less than $30,000,000, or (B) Availability as of the last day of such fiscal quarter is less than $30,000,000, then the Applicable Margin shall be set at (A) 0.25% with respect to Base Rate Loans and all other Obligations (other than LIBOR Rate Loans), and (B) 2.00% with respect to LIBOR Rate Loans.

All adjustments in the Applicable Margin shall be implemented quarterly on a prospective basis on the 5th Business Day of the calendar month following each fiscal quarter end. The Borrowers shall deliver to the Agent such information as the Agent may deem necessary to establish the Applicable Margin including, if requested by the Agent, a certificate signed by a Responsible Officer setting forth in reasonable detail the basis for the continuance of, or any change in, the Applicable Margin. If a Default or Event of Default has occurred and is continuing at the time any reduction in the Applicable Margin is to be implemented, no reduction may occur until the first day of the first calendar month following the date on which such Default or Event of Default is waived or cured.

5. The parties hereto acknowledge that the notice address of the Agent and Bank has been changed to the following:

Bank of America, N.A.

300 Galleria Parkway NW

Suite 800

Atlanta, Georgia 30339

Attention: Walter Shellman

Telecopy No.: 770-857-2947

6. To induce the Agent and the Lenders to enter into this Amendment, Borrowers and Guarantors hereby represent and warrant that, as of the date hereof, there exists no Default or Event of Default under the Credit Agreement.

7. Borrowers and Guarantors hereby restate, ratify, and reaffirm each and every representation and warranty heretofore made by each of them under or in connection with the execution and delivery of the Credit Agreement, as modified hereby, and the other Loan Documents, as fully as though such representations and warranties had been made on the date hereof and with specific reference to this Amendment, except to the extent that any such representation or warranty relates solely to a prior date.

8. Except as expressly set forth herein, the Credit Agreement and the other Loan Documents shall be and remain in full force and effect as originally written, and shall constitute the legal, valid, binding and enforceable obligations of Borrowers and Guarantors to the Agent and the Lenders.

9. Borrowers agree to pay on demand all reasonable costs and expenses of the Agent in connection with the preparation, execution, delivery and enforcement of this Amendment and all other Loan Documents and any other transactions contemplated hereby, including, without limitation, the reasonable fees and out-of-pocket expenses of legal counsel to the Agent.

10. Borrowers and Guarantors agree to take such further action as the Agent shall reasonably request in connection herewith to evidence the agreements herein contained.

11. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

12. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns, and legal representatives and heirs, of the parties hereto.

13. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Georgia.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties have entered into this Agreement on the date first above written.

BORROWERS:	CARAUSTAR INDUSTRIES, INC.

	By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Senior Vice President

CARAUSTAR CUSTOM PACKAGING GROUP, INC.

	By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

CARAUSTAR RECOVERED FIBER GROUP, INC.

	By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

CARAUSTAR INDUSTRIAL AND CONSUMER PRODUCTS GROUP, INC.

	By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

CARAUSTAR MILL GROUP, INC.

	By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

SPRAGUE PAPERBOARD, INC.

	By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

GUARANTORS:	PBL INC.

	By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

GYPSUM MGC, INC.

By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

McQUEENEY GYPSUM COMPANY

By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

CARAUSTAR, G.P.

	By:	CARAUSTAR INDUSTRIES, INC., general partner

		By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Senior Vice President

	By:	CARAUSTAR INDUSTRIAL AND CONSUMER PRODUCTS GROUP, INC., general partner

		By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

McQUEENEY GYPSUM COMPANY, LLC

	By:	McQUEENEY GYPSUM COMPANY, sole member

		By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

RECCMG, LLC

	By:	CARAUSTAR MILL GROUP, INC., sole member

		By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

FEDERAL TRANSPORT, INC.

By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

AUSTELL HOLDING COMPANY, LLC

By:	CARAUSTAR INDUSTRIES, INC., sole member

By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Senior Vice President

CAMDEN PAPERBOARD CORPORATION

By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

CHICAGO PAPERBOARD CORPORATION

By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

HALIFAX PAPER BOARD COMPANY, INC.

By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

CARAUSTAR CUSTOM PACKAGING (MARYLAND), INC.

By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

LENDERS:	BANK OF AMERICA, N.A.

By:	/s/ Walter T. Shellman
Walter T. Shellman, Vice President

MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc.

	By:	/s/ Troy A. Oder
		Name:	Troy A. Oder
		Title:	Vice President

THE CIT GROUP/BUSINESS CREDIT, INC.

	By:	/s/ John McIntyre
		Name:	John McIntyre
		Title:	Vice President

AGENT:	BANK OF AMERICA, N.A.

	By:	/s/ Walter T. Shellman
Walter T. Shellman, Vice President